UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

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DS HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Green Road, Pompano Beach, Florida 33064

 (Address of principal executive offices) (Zip Code)

(888) 404-7770

Registrant’s telephone number, including area code

_____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective November 1, 2012, DS Healthcare Group, Inc. (the “Company”) entered into a share exchange agreement with Divine Skin Laboratories, S.A. DE C.V., a Mexican corporation (“DSMexico”) and Fernando Tamez Gutierrez, its principal executive officer and shareholder (the “Seller”), and acquired essentially 100% of the outstanding capital stock of DSMexico. In accordance with Mexican law, Mexican companies must have two shareholders therefore the Seller will retain one share of capital stock of DSMexico. DSMexico is in the business of selling, distributing and marketing Company products through Mexico. DSMexico was organized in 2009 by Fernando Tamez under the laws of Mexico.  Prior to the closing of the share exchange agreement DSMexico was the exclusive distributor of Company products in Mexico.  DSMexico currently distributes Company products to over 1,200 locations throughout Mexico, including pharmacies, retail stores and medical offices.  DSMexico currently has approximately 50 employees and is based in Mexico City, Mexico.  For the year ended December 31, 2011, DSMexico had net revenues of approximately $217,000 and for the nine months ended DSMexico had net revenues of approximately $290,000.  For the year ended December 31, 2011, MSMexico accounted for approximately 8% of the Company’s revenues.

In consideration for the ownership interest in DSMexico, the Company issued the Seller 450,000 shares of the Company’s common stock. Following the closing date the Seller shall receive up to an aggregate of an additional 150,000 shares of DS Healthcare Group Common Stock (as adjusted for a stock split, recapitalization or similar transaction) if DSMexico achieves any of the following milestones within 4 years of the date of the share exchange agreement as follows: (1)  50,000 shares of the Company’s common stock in the event that annual net revenues of DSMexico are equal to or greater than $4,000,000 during any calendar year period (the “Initial Net Revenues”); (2)  50,000 shares of the Company’s common stock in the event annual net revenues of DSMexico are equal to or greater than $5,000,000 during any calendar year period following satisfaction of the Initial Net Revenues (the “$5,000,000 Net Revenues”); and (3)  50,000 shares of the Company’s common stock in the event annual net revenues of DSMexico are equal to or greater than $6,000,000 during any calendar year period following satisfaction of $5,000,000 Net Revenues.

The Seller has agreed to oversee the day to day operations of DSMexico in consideration of a base salary of approximately $60,000 per year.  In further consideration of his employment with DSMexico, the Company and Seller entered into a performance agreement dated December 11, 2012, whereby the Seller shall receive on each 12 month anniversary of the agreement, and each year thereafter for a period of five years, such number of shares of Company common stock that shall have a cumulative value of $50,000. Furthermore, during the term of Seller’s employment he shall be entitled, on a calendar year basis, to 30% of the net profits of DSMexico (the “Profit Participation”). Commencing on the third calendar anniversary of the performance agreement with the Company, the Company shall have the option of terminating the Profit Participation in consideration of a $500,000 payment to Seller.  Furthermore, in the event that a “Change of Control” of the Company during the term of Seller’s employment with the Company, Seller shall have the right to receive a one-time payment of $500,000.  A “Change of Control” of the Company shall be deemed to have occurred at such time as: (1) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), directly or indirectly, of securities of the Company representing 80% or more of the combined voting power of the Company’s outstanding securities then having the right to vote at elections of directors; (2) any person becomes the beneficial owner, directly or indirectly of, either: (i) 50% of DSMexico´s outstanding shares or (ii) 30% of DSMexico´s shares, within a period of one year; (3) the board of directors of DSMexico is changed in its majority; or (d) 40% of the gross value of DSMexico´s assets is transferred to an unrelated party.

The share exchange agreement, compensation agreement and performance agreement are incorporated herein by reference and are filed as exhibits to this Form 8-K. The description of the transactions contemplated by the agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

Item 3.02

Unregistered Sales of Equity Securities.

See Item 2.01 of this Current Report on Form 8-K, which item is incorporated by reference, in connection with the share exchange agreement and the securities issued in connection therewith.  The securities issued above were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The securities contain a legend restricting transferability absent registration or applicable exemption. The Seller received current information about the Company and had the opportunity to ask questions about the Company.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

The audited financial statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the years ended December 31, 2011 and 2010 and the unaudited financial statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the periods ended September 30, 2012 and 2011 are filed herein under Exhibit 99.1.

(b)

Pro forma financial information.

The unaudited pro forma balance sheets as of December 31, 2011 and September 30, 2012 and unaudited pro forma income statements for the year ended December 31, 2011 and for the period ended September 30, 2012 giving effect to the acquisitions of Divine Skin Laboratories, S.A. DE C.V. are filed herein under Exhibit 99.2.

(d)

Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement effective November 1, 2012
10.17	Compensation Agreement with Fernando Tamez dated November 15, 2012
10.18	Performance Agreement dated December 11, 2012
99.1

Audited Financial Statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the years ended December 31, 2011 and 2010 and Unaudited Financial Statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the quarter ended September 30, 2012 and 2011.

99.2	Unaudited pro forma balance sheet as of September 30, 2012 and unaudited pro forma income statements for the year ended December 31, 2011 and for the quarter ended September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DS HEALTHCARE GROUP, INC.

By:	/s/ Daniel Khesin
Name:	Daniel Khesin
Title:	Chief Executive Officer

Dated:  January 15, 2013